UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2006
BALLY TOTAL FITNESS HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27478	36-3228107

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices	(Zip Code)
Registrant’s telephone number, including area code: (773) 380-3000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
(a)	Supplemental Indentures
     On April 7, 2006, Bally Total Fitness Holding Corporation (“Bally” or the “Company”) entered into: (i) a supplemental indenture (the “Senior Notes Supplemental Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), which amended the Indenture dated as of July 2, 2003, as supplemented on July 22, 2003, among Bally, as issuer, certain subsidiaries of Bally, as guarantors, and the Trustee (the “Senior Notes Indenture”), that governs Bally’s 10-1/2% Senior Notes due 2011 (the “Senior Notes”) and (ii) a supplemental indenture (the “Senior Subordinated Notes Supplemental Indenture”), which amended the Indenture dated as of December 16, 1998, between Bally and the Trustee (the “Senior Subordinated Notes Indenture” and, together with the Senior Notes Indenture, the “Indentures”), that governs Bally’s 9-7/8% Senior Subordinated Notes due 2007 (the “Senior Subordinated Notes” and, together with the Senior Notes, the “Notes”). The Senior Notes Supplemental Indenture and Senior Subordinated Notes Supplemental Indenture are collectively referred to herein as the “Supplemental Indentures.”
     The Supplemental Indentures were entered into in connection with the successful completion of Bally’s solicitation of consents from holders of the Senior Notes and holders of the Senior Subordinated Notes to: (1) waive defaults arising from the Company’s previously announced failure to timely file its financial statements for the fiscal year ended December 31, 2005 with the Securities and Exchange Commission, and to deliver such financial statements to the Trustee; and (2) extend the time for filing its financial statements for the quarters ended March 31 and June 30, 2006 (the “Waivers”).
     The preceding description of the terms of the Supplemental Indentures is qualified in its entirety by reference to the text of the Supplemental Indentures, which are attached hereto as Exhibit 4.1 and Exhibit 4.2.
(b)	Stock Purchase Agreements
     On April 11, 2006, the Company entered into stock purchase agreements (the “Stock Purchase Agreements”) with Wattles Capital Management, LLC (“Wattles”) and investment funds affiliated with Ramius Capital Group, L.L.C. (collectively, “Ramius”), as described in more detail in Item 3.02 of this Current Report on Form 8-K.
     The description of the terms of the Stock Purchase Agreements in Item 3.02 of this Current Report on Form 8-K is qualified in its entirety by reference to the text of the Stock Purchase Agreements, which are attached hereto as Exhibit 10.1 and Exhibit 10.2.
(c)	Registration Rights Agreement
     In connection with the issuance of shares of the Company’s Common Stock to Wattles and Ramius, as described in more detail in Item 3.02 of this Current Report on Form 8-K, the Company entered into a registration rights agreement with Wattles and Ramius on April 11, 2006 (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, at any time and from time to time after the Company becomes eligible to use a short form registration statement on Form S-3 or any successor form, an initiating holder may make an initiating request on one occasion to register all or part of such holder’s shares of Common Stock. In addition, holders of registrable common stock are entitled to request the inclusion of shares of their registrable common stock in any registration statement whenever the Company proposes to register any of its Common Stock under the Securities Act of 1933, as amended, for sale for its own account. The right to request inclusion of shares does not apply to a registration on Form S-4 or S-8.
     In the Registration Rights Agreement, the Company agreed to indemnify the holders of the registrable common stock against certain liabilities in connection with the registration statement or contribute to payments that the holders may be required to make in respect of those liabilities.
     The preceding description of the terms of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is attached hereto as Exhibit 4.3.
Item 3.02. Unregistered Sales of Equity Securities.
     On April 11, 2006, the Company entered into the Stock Purchase Agreements with Wattles and Ramius. The Company agreed to issue and sell to Wattles 400,000 shares of the Company’s Common Stock for an aggregate purchase price of $2,800,000. The Company agreed to issue and sell to Ramius an aggregate of 400,000 shares of the Company’s Common Stock for an aggregate purchase price of $2,800,000. Each of Wattles and Ramius certified to the Company that it is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Company will issue the shares of its Common Stock to Wattles and Ramius in reliance upon Section 4(2) of the Securities Act. Proceeds from the sale of Common Stock will be used to finance: (i) the cash portion of the consent solicitation consideration to be paid to holders of the Notes and related expenses; (ii) fees and expenses relating to similar waivers obtained from the lenders under the Company’s senior secured credit facility; and (iii) additional working capital. Wattles and Ramius have agreed, subject to certain exceptions, to vote the shares purchased pursuant to the Stock Purchase Agreements in favor of a transaction that may result from the Company’s strategic process and approved by the Company’s Board of Directors.
     On April 10, 2006, the Company instructed its transfer agent to issue 1,951,417 shares of Common Stock to holders of the Notes that gave their consent to the Waivers in the consent solicitations and elected to receive their consent payment in shares of Common Stock. Each consenting holder that received shares of Common Stock certified to the Company that it is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Company issued the shares of Common Stock to the consenting holders in reliance upon section 4(2) of the Securities Act.
Item 8.01 Other Events.
     On April 10, 2006, Bally issued a press release announcing the successful completion of the solicitation of consents from holders of the Senior Notes and holders of the Senior Subordinated Notes. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

4.1	Supplemental Indenture, dated as of April 7, 2006, among Bally Total Fitness Holding Corporation and U.S. Bank National Association, as trustee for the Registrant’s 10-1/2% Senior Notes due 2011.

4.2	Supplemental Indenture, dated as of April 7, 2006, among Bally Total Fitness Holding Corporation and U.S. Bank National Association, as trustee for the Registrant’s 9-7/8% Senior Subordinated Notes due 2007.

4.3	Registration Rights Agreement, dated as of April 11, 2006, among Bally Total Fitness Holding Corporation and the purchasers listed on the signature page thereto.

10.1	Stock Purchase Agreement, dated as of April 11, 2006, among Bally Total Fitness Holding Corporation and Wattles Capital Management, LLC.

10.2	Stock Purchase Agreement, dated as of April 11, 2006, among Bally Total Fitness Holding Corporation and investment funds affiliated with Ramius Capital Group, L.L.C.

99.1	Press release dated April 10, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION
Registrant
/s/ Marc D. Bassewitz
Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel

Dated:  April 12, 2006